Monarch Ambassador Income ETF

MAMB

SUMMARY PROSPECTUS

March 14, 2021

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated March 14, 2021, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.monarchfunds.com. You can also obtain these documents at no cost by calling 1-866-383-9778 or by sending an email request to ordermonarchetfs@ultimusfundsolutions.com. Shares of the Fund are listed and traded on Cboe BZX Exchange, Inc. (the “Exchange”).

Investment Objective: The Monarch Ambassador Income ETF (the “Fund”) seeks to replicate investment results that generally correspond, before fees and expenses, to the performance of the Kingsview Ambassador Income Index (the “Index”).

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.86%
Acquired Fund Fees and Expenses(2)	0.22%
Total Annual Fund Operating Expenses	1.93%
Fee Waiver/Expense Reimbursement(3)	(0.46)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.47%
(1)	Estimated for the current fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.
(3)	The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 14, 2022, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation) will not exceed 1.25% of average daily net assets. The fee waiver and expense reimbursements are subject to possible recoupment from the Fund in future years (within the three years after the fees have been waived or reimbursed), if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. This agreement may be terminated only by the Trust’s Board of Trustees on 60 days’ written notice to the Fund’s adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years
$150	$562
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Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund has had no turnover as it first commenced operations on the date of this prospectus.

Principal Investment Strategies: The Fund generally invests at least 80% of its total assets in the constituents of the Index. The Index is designed to measure the performance of an investable universe of fixed income securities of varying credit quality and duration, including corporate bonds, lower-quality bonds, known as “high yield” or “junk” bonds, treasury bonds, municipal bonds, mortgage backed securities and convertible bonds, that provide broad exposure to the U.S. and global bond market. The Index has approximately 12 ETF constituents which are weighted differently throughout the phases of the economic cycle (i.e., expansion, peak, contraction, trough) in an effort to maximize risk-adjusted returns. The Index may have up to 12.5% in an alternative sleeve of instruments that could range from currency ETFs to commodity ETFs. The Fund will not invest more than 15% of its net assets in illiquid securities.

Kingsview Wealth Management LLC (the “Adviser”) is the Index provider. The Adviser develops and adjusts the Index’s constituents by following a proprietary rules-based methodology that selects fixed income sectors based on the phase of the current economic cycle. The Index takes into account macroeconomic data about employment trends to determine the phase of the economic cycle and its relative strength to determine the index constituents that are best suited for the particular phase of expansion or contraction. The Adviser may also consider certain corporate actions, such as initial public offerings, mergers, acquisitions, bankruptcies, suspensions, de-listings, tender offers and spin-offs when developing the constituents of the Index.

The Adviser utilizes a sub-adviser, Penserra (the “Sub-Adviser”), to manage the assets of the Fund. Penserra uses a replication indexing strategy to manage the Fund. “Replication indexing” is a strategy that in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

The Index is sponsored by Solactive A.G. (“Solactive”), which is independent of the Fund, the Adviser and Sub-Adviser. Solactive determines the composition and relative weightings of the securities in the Index based on data provided by the Adviser (i.e., the Index’s constituents) and publishes information regarding the market value of the Index. Solactive generally rebalances the Index on the first Monday of each month. Index maintenance performed by Solactive includes monitoring and implementing any adjustments, additions or deletions to the Index based upon the Index methodology. The Index is unmanaged and cannot be invested in directly.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance.

The following describes the risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Authorized Participant Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis
(i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in non-U.S. securities or other securities or instruments that have lower trading volumes.

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.

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Commodities Risk. The Fund’s exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based exchange traded trusts and commodity-based exchange traded funds and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer’s or counterparty’s financial condition and on the terms of an obligation.

Currency Risk. If the Fund invests in securities that trade in, and receive revenues in, foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

Early Close/Trading Halt Risk. An exchange or market may close or impose a market trading halt or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risk. The Fund is structured as an ETF and as a result is subject to the special risks, including:

  Not Individually Redeemable. Shares are not individually redeemable to retail investors and may be redeemed only by the ETF only to authorized participants at NAV in large blocks known as “Creation Units.” An authorized participant may incur brokerage costs purchasing enough Shares to constitute a Creation Unit
  Trading Issues. An active trading market for the Shares may not be developed or maintained. Trading in Shares on CBOE (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange, which may result in the trading of the Shares being suspended or the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Shares and lead to a difference in the market price of the Shares and their underlying market value.
  Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security.
    In times of market stress, market makers may step away from their role market making in the Shares of ETFs and in executing trades, which can lead to differences between the market value of Shares and an ETF’s NAV.
    The market price of the Shares may deviate from an ETF’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than an ETF’s NAV, which is reflected in the bid and ask price for Shares or in the closing price.
    When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Shares is open, there may be changes from the last quote of the closed market and the quote from an ETF’s domestic trading day, which could lead to differences between the market value of the Shares and an ETF’s NAV.
    In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of an ETF’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and an ETF’s NAV.
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Extension Risk. During periods of rising interest rates, certain debt obligations may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.

Fixed-Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the bond investments held by the Fund. As a result, for the present, interest rate risk may be heightened.

Foreign Risk. Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments.

High-Yield Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Index are substituted, or the Fund otherwise needs to purchase additional bonds.

Index Provider Risk. The Fund seeks to achieve returns that generally correspond, before fees and expenses, to the performance of its index, as published by its index provider. There is no assurance that the index provider will compile the index accurately, or that the index will be determined, composed or calculated accurately. While the index provider gives descriptions of what the index is designed to achieve, the index provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the index, and does not guarantee that its index will be in line with its methodology.

Interest Rate Risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very low, or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. An increase in interest rates will generally cause the value of securities held by the Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments, including those held by the Fund. The historically low interest rate environment heightens the risks associated with rising interest rates.

Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Limited History of Operations Risk. The Fund is a new ETF with a limited history of operations for investors to evaluate.

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Market Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the U.S. financial market. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on the U.S. financial market. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Mortgage-Backed Securities Risk. The Fund invests in MBS issued or guaranteed by the U.S. government or one of its agencies or sponsored entities, some of which may not be backed by the full faith and credit of the U.S. government. MBS represent interests in “pools” of mortgages and are subject to interest rate, prepayment, and extension risk. MBS react differently to changes in interest rates than other bonds, and the prices of MBS may reflect adverse economic and market conditions. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain MBS. MBS are also subject to the risk of default on the underlying mortgage loans, particularly during periods of economic downturn. Default or bankruptcy of a counterparty to a to-be-announced (“TBA”) transaction would expose the Fund to possible losses.

Passive Investment Risk. The Fund is not actively managed and the Adviser will not sell a holding due to current or projected underperformance of a holding, industry or sector unless that holding is removed from the Index or selling the holding is otherwise required upon rebalancing of the Index as addressed in the Index methodology.

Prepayment Risk. During periods of falling interest rates, issuers of certain debt obligations may repay principal prior to the security’s maturity, which may cause the Fund to have to reinvest in securities with lower yields or higher risk of default, resulting in a decline in the Fund’s income or return potential.

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of an imperfect correlation between the Fund’s holdings of portfolio securities and those in the Index, pricing difference, the Fund’s holding of cash, difference in timing of the accrual of dividends, changes to the Index or the need to meet various regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

Underlying ETF Risk. While the Underlying ETFs seek to provide certain investment outcomes, there is no guarantee that they will successfully do so. Because the Fund’s value is based on the value of the Underlying ETF’s, the Fund’s investment performance largely depends on the investment performance and associated risks of the Underlying ETFs. The Underlying ETFs are subject to many of the same structural risks as the Fund that are described in more detail herein, such as ETF Structure Risk, Passive Investment Risk and Tracking Error Risk.

U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.

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Performance: Because the Fund has only recently commenced investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of the Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholder semi-annually. Updated performance information will be available at no cost by visiting www.monarchfunds.com or by calling toll free at (541) 291-4405.

Investment Adviser: Kingsview Wealth Management, LLC

Investment Sub-Adviser: Penserra Capital Management LLC (“Penserra”)

Portfolio Managers: Dustin Lewellyn, CFA, Managing Director of Penserra; Ernesto Tong, CFA, Managing Director of Penserra; and Anand Desai, Senior Vice President of Penserra, have each served the Fund as its portfolio managers since it commenced operations in March 2021.

Purchase and Sale of Fund Shares: Individual Shares of the Fund may be purchased and sold in secondary market transactions through a broker dealer or at market price. Shares are listed for trading on the Exchange and trade at market prices rather than NAV. Shares may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the second market (the “bid-ask spread”). Because the Fund has only recently commenced investment operations, no information on the Fund’s net asset value, market price, premiums and discounts and bid-asks spreads is presented at this time. In the future, this information will be presented in this section of the Prospectus and on the Fund’s website at www.monarchfunds.com.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information

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